SUPPLEMENT TO THE PROSPECTUSES

OF

  WELLS FARGO ADVANTAGE LARGE CAP STOCK FUNDS

For Classic Value Fund and Disciplined Value Fund

WELLS FARGO ADVANTAGE INTERNATIONAL EQUITY FUNDS

For Disciplined Global Equity Fund
WELLS FARGO ADVANTAGE SMALL AND MID CAP STOCK FUNDS

For Growth Opportunities Fund and Mid Cap Growth Fund

WELLS FARGO ADVANTAGE SMALL CAP STOCK FUNDS

For Small Cap Growth Fund

Reorganizations and Meeting of Shareholders

                The Wells Fargo Funds Trust Board of Trustees (the “Board”) has unanimously approved the reorganizations of the specified funds (“Target Funds”) listed in the table below into certain existing Wells Fargo Advantage Funds (“Acquiring Funds”) also listed in the table. The reorganizations were proposed by Wells Fargo Funds Management, LLC, investment adviser to the Wells Fargo Advantage Funds.

Target Fund	Acquiring Fund
Wells Fargo Advantage Classic Value Fund	Wells Fargo Advantage Equity Value Fund
Wells Fargo Advantage Disciplined Global Equity Fund	Wells Fargo Advantage Intrinsic World Equity Fund
Wells Fargo Advantage Disciplined Value Fund	Wells Fargo Advantage Large Company Value Fund
Wells Fargo Advantage Growth Opportunities Fund	Wells Fargo Advantage Discovery Fund
Wells Fargo Advantage Mid Cap Growth Fund	Wells Fargo Advantage Enterprise Fund
Wells Fargo Advantage Small Cap Growth Fund	Wells Fargo Advantage Emerging Growth Fund

Each reorganization is subject to the satisfaction of a number of conditions, including approval by the shareholders of the Target Funds at special meetings of the shareholders expected to be held in August 2011.  Each reorganization is intended to be a tax-free transaction and it is anticipated that no gain or loss will be recognized by shareholders as a result of the reorganization for U.S. federal income tax purposes.  Additionally, fund shareholders will not incur any sales loads or similar transaction charges as a result of the reorganizations.

Each reorganization, if it is approved by shareholders and all conditions to the closing are satisfied, is expected to occur in August 2011. Prior to each reorganization, Target Fund shareholders may continue to purchase and redeem their shares subject to the limitations described in the Target Fund’s prospectus.

No shareholder action is necessary at this time. Additional information, including a description of the applicable reorganization and information about fees, expenses, and risk factors, will be provided to shareholders of each Target Fund in a Prospectus/Proxy Statement that is expected to be mailed to shareholders in July 2011. The Prospectus/Proxy Statement will provide information regarding the date, time and location of the shareholder meeting where the reorganization will be considered. Only shareholders of record as of the close of business on May 26, 2011 will receive the Prospectus/Proxy Statement and will be entitled to vote at the meeting or any adjournment(s) thereof.

May 19, 2011                                                                                                                                                                      SCIT051/P204SP